EXHIBIT 99.1


JOINT FILER INFORMATION

FORM 4

Designated Filer:                     Elevation Partners, L.P.

Other Joint Filers:                   Elevation Associates, L.P., Elevation
                                      Associates, LLC, Elevation Employee Side
                                      Fund, LLC, Elevation Management, LLC,
                                      Marc Bodnick, Paul Hewson and
                                      Bret Pearlman

Addresses:                            The principal business address of each of
                                      the joint filers listed above is
                                      2800 Sand Hill Road, Suite 160,
                                      Menlo Park, CA 94025.

Date of Event Requiring               6/15/2008
Statement:

Issuer Name and Ticker or             Move, Inc. (MOVE)
Trading Symbol:


Signatures:

                                          ELEVATION ASSOCIATES, L.P.

                                          By: Elevation Associates, LLC,
                                              as General Partner


                                          By: *
                                              ----------------------------------
                                              Name: Fred Anderson
                                              Title: Manager

                                          ELEVATION ASSOCIATES, LLC

                                          By: *
                                              ----------------------------------
                                              Name: Fred Anderson
                                              Title: Manager

                                          ELEVATION EMPLOYEE SIDE FUND, LLC

                                          By: Elevation Management, LLC,
                                              as Managing Member


                                          By: *
                                              ----------------------------------
                                              Name: Fred Anderson
                                              Title: Manager

                                          ELEVATION MANAGEMENT, LLC

                                          By: *
                                              ----------------------------------
                                              Name: Fred Anderson
                                              Title: Manager


                                          *
                                          --------------------------------------
                                          Marc Bodnick



                                          *
                                          --------------------------------------
                                          Paul Hewson



                                          *
                                          --------------------------------------
                                          Bret Pearlman



                                         */s/ Tracy Hogan
                                          --------------------------------------
                                          Attorney-in-fact for Reporting Persons
                                          pursuant to Power of Attorney

Date: 6/16/2008